Rule 497(d)
                                     FT 417

                     e-Business Select Portfolio, Series 3
                      Internet Select Portfolio, Series 3
                    New e-conomy Select Portfolio, Series 2
                         e-Business Portfolio, Series 3
                         Internet Portfolio, Series 10
                        New e-conomy Portfolio, Series 2


               Supplement to the Prospectus dated March 14, 2000

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units of e-Business Select Portfolio, Series 3, e-Business Portfolio, Series 3, Internet Portfolio, Series 10, or New e-conomy Portfolio, Series 2 which, as a result of a reduction in the aggregate underlying value of the Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.225 per Unit for e-Business Select Portfolio, Series 3 or $.35 per Unit for e-Business Portfolio, Series 3, Internet Portfolio, Series 10, or New e-conomy Portfolio, Series 2). In such case the maximum sales charge may exceed 3.25% of the Public
Offering Price for e-Business Select Portfolio, Series 3 or 4.5% of the Public Offering Price per Unit for e-Business Portfolio, Series 3, Internet Portfolio, Series 10, or New e-conomy Portfolio, Series 2, but in no event will the maximum sales charge exceed 4.00% of the Public Offering Price per Unit for e-Business Select Portfolio, Series 3 or 5.00% of the Public Offering Price per Unit for Internet Portfolio, Series 10, or New e-conomy Portfolio, Series 2, or 6.00% of the Public Offering Price per Unit for e-Business Portfolio, Series 3.

April 12, 2000